SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 19, 2003

Date of Report (Date of earliest event reported)

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

95-4079584
Delaware (State of Incorporation)	001-10811 (Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 5. Other Events

Filed as an exhibit hereto is a News Release, dated February 19, 2003, filed by Smart & Final Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99	News Release of Smart & Final Inc. dated February 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC. By:

Date: February 20, 2003	/s/ Richard N. Phegley
Richard N. Phegley Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99	News Release of Smart & Final Inc. dated February 19, 2003 .	5